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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 19, 1999
                                  ------------



                         Commission File Number: 0-20034



                          ELITE INFORMATION GROUP, INC.
             ------------------------------------------------------
                    (Formerly named Broadway & Seymour, Inc.)
             (Exact name of registrant as specified in its charter)



              Delaware                                  41-1522214
    ----------------------------                  ----------------------
    (State or other jurisdiction                     (I.R.S. Employer
          of incorporation)                       Identification Number)



5100 West Goldleaf Circle, Suite 100, Los Angeles, California          90056
-------------------------------------------------------------          -----
          (Address of principal executive offices)                  (Zip code)



                                 (323) 642-5200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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                                   Page 1 of 7

Elite Information Group, Inc.
Form 8-K Current Report Dated May 19, 1999


Item 2.  Acquisition or Disposition of Assets

         On May 19, 1999, Elite Information Group, Inc. (formerly named Broadway & Seymour, Inc.), a Delaware corporation ("EIG" or the "Company"), consummated the sale of its Charlotte, North Carolina based customer relationship management business (the "CRM business") pursuant to an Asset Purchase Agreement, dated April 14, 1999 (the "Agreement"), by and between EIG and Science Applications International Corporation ("SAIC"). Under the terms of the Agreement, SAIC purchased substantially all of the assets of the CRM business and assumed certain liabilities. The purchase price for the assets was approximately $11.1 million, plus the net asset value (as defined) of the CRM business on the closing date. At closing, the Company received an initial payment of approximately $14.3 million in cash. Under the terms of the Agreement, final settlement of the purchase price, subject to certain post-closing adjustments, will occur within four months of the closing date. Following the sale, the Company's operations consist of its subsidiary, Elite Information Systems, Inc. ("Elite").

Item 5.  Other Events

         On May 27, 1999, at the Annual Stockholders' Meeting, the Company's stockholders approved an amendment to the Company's Certificate of Incorporation to change its name to Elite Information Group, Inc. The name change became effective on May 27, 1999. The Company also changed its NASDAQ trading symbol to ELTE and will continue to trade as a National Market Issue on NASDAQ under ELTE.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired.

                   Not applicable.

     (b) Pro Forma Financial Information.

               Pro Forma condensed consolidated financial information (unaudited) of Elite Information Group, Inc. (formerly named Broadway & Seymour, Inc.), as of March 31, 1999 and for the quarter ended March 31, 1999 and the year ended December 31, 1998.


     (c) Exhibits.

         2.1 Asset Purchase Agreement, dated April 14, 1999, by and between Elite Information Group, Inc. (formerly named Broadway & Seymour, Inc.) and Science Applications International Corporation. The Exhibits and Schedules referenced in the table of contents and elsewhere in the Asset Purchase Agreement have been omitted and will be furnished to the Commission upon request.

         99.1 Text of Press Release of Elite Information Group, Inc. (formerly named Broadway & Seymour, Inc.), dated April 14, 1999.

         99.2 Text of Press Release of Elite Information Group, Inc. (formerly named Broadway & Seymour, Inc.), dated May 20, 1999.

         99.3 Certificate of Amendment of Certificate of Incorporation of Broadway & Seymour, Inc., dated May 27, 1999.

Elite Information Group, Inc.
Form 8-K Current Report Dated May 19, 1999


                  Pro Forma Consolidated Financial Information
                        of Elite Information Group, Inc.
                                   (unaudited)


         The following information sets forth, for the periods and dates indicated, unaudited pro forma condensed consolidated financial information for Elite Information Group, Inc. (formerly named Broadway & Seymour, Inc.). This pro forma information is derived from the historical consolidated financial statements and reflects the unaudited condensed consolidated results of operations as if the transaction referred to in Item 2 had occurred as of January 1, 1998, for the year ending December 31, 1998 and as of January 1, 1999 for the quarter ending March 31, 1999. The unaudited pro forma condensed consolidated balance sheet reflects the transaction as if it had occurred on March 31, 1999.

         The unaudited pro forma condensed financial information reflects the estimated impact of the sale of the net assets of the Company's CRM business.

         The net gain from this transaction is not reflected in the unaudited pro forma condensed consolidated statement of operations for the periods presented, nor has any interest income from the assumed investment of cash received from the CRM transaction been reflected. The accompanying pro forma condensed consolidated balance sheet does reflect reserves for estimated expenses of the sale, which include severance costs of certain personnel, estimated direct expenses of the sale and estimated income taxes. These non-recurring expenses are not reflected in the pro forma statement of operations for the periods presented.

         The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the consolidated results of operations had the transaction actually been consummated on the assumed dates and should be read in conjunction with the historical financial statements of Elite Information Group, Inc. (formerly named Broadway & Seymour, Inc.) included in its respective filings on Form 10-K and Form 10-Q.

Elite Information Group, Inc.
Form 8-K Current Report Dated May 19, 1999


                  Elite Information Group, Inc.
         Unaudited Pro Forma Consolidated Balance Sheet
                      As of March 31, 1999
                         (In thousands)

                                                                    (a)
                                                Historical      Adjustments       Pro Forma
                                                ----------      -----------       ---------

Assets
Current assets:
    Cash and cash equivalents                    $ 14,584         $ 14,335         $ 28,919
    Receivables                                    21,601             --             21,601
    Deferred income taxes                           6,712             --              6,712
    Other current assets                            1,095             --              1,095
    Net assets of discontinued operations           3,083           (3,083)            --
                                                 --------         --------         --------
        Total current assets                       47,075           11,252           58,327
Property and equipment                              1,613             --              1,613
Software costs                                      1,490             --              1,490
Intangible assets                                   4,211             --              4,211
Other assets                                          256             --                256
                                                 --------         --------         --------
                                                 $ 54,645         $ 11,252         $ 65,897
                                                 ========         ========         ========

Liabilities and Stockholders' Equity
Current liabilities:
    Accounts payable-trade                       $  2,741         $   --           $  2,741
    Accrued compensation                            1,431            2,361            3,792
    Other accrued liabilities                       3,659            1,023            4,682
    Deferred revenue                               17,577             --             17,577
    Income taxes payable                            1,230            3,147            4,377
                                                 --------         --------         --------
        Total current liabilities                  26,638            6,531           33,169
                                                 --------         --------         --------
Deferred income taxes                               1,758                             1,758
                                                 --------         --------         --------
Stockholders' equity:
    Common stock                                       92                                92
    Paid-in capital                                39,085                            39,085
    Less treasury stock, at cost                   (4,604)                           (4,604)
    Accumulated deficit                            (8,324)           4,721           (3,603)
                                                 --------         --------         --------

                                                   26,249            4,721           30,970
                                                 --------         --------         --------
                                                 $ 54,645         $ 11,252         $ 65,897
                                                 ========         ========         ========


(a) - Adjustments to reflect the sale of the Company's CRM business to SAIC, including an estimate of cash received, the accrual of certain costs arising in connection with the CRM transaction and the estimated gain on the sale, net of income taxes.

Elite Information Group, Inc.
Form 8-K Current Report Dated May 19, 1999


                          Elite Information Group, Inc.
             Unaudited Proforma Consolidated Statement of Operations
                      For the Year Ended December 31, 1998
                      (In thousands, except per share data)

                                                                              (a)
                                                          Historical      Adjustments       Pro Forma
                                                          ----------      -----------       ---------

Net revenue                                                $ 69,035         $(23,973)        $ 45,062
                                                           --------         --------         --------

Operating expenses:
  Cost of revenue                                            50,485          (21,804)          28,681
  Research and development                                    7,502           (4,443)           3,059
  Sales and marketing                                        13,234           (4,333)           8,901
  General and administrative                                 11,088           (6,313)           4,775
  Restructuring and impairment                                  639             (639)            --
                                                           --------         --------         --------
       Total operating expenses                              82,948          (37,532)          45,416
                                                           --------         --------         --------
Operating income (loss)                                     (13,913)          13,559             (354)
Gain on disposition of non-strategic business units           1,917           (1,917)            --
Interest income                                                 920             --                920
Interest expense                                                (63)            --                (63)
                                                           --------         --------         --------
Income (loss) before income taxes                           (11,139)          11,642              503
Income tax (provision) benefit                                3,542           (3,967)            (425)
                                                           --------         --------         --------
Net Income (loss)                                          ($ 7,597)        $  7,675         $     78
                                                           ========         ========         ========



Loss per share - continuing operations:
    - Basic                                                ($  0.86)                         $   0.01
    - Diluted                                              ($  0.86)                         $   0.01


(a) - Adjustments to reflect the sale of the Company's CRM business and elimination of certain executive, legal and headquarters costs that will not continue to be incurred by the Company upon consummation of the CRM transaction, along with estimated income tax effects.

Elite Information Group, Inc.
Form 8-K Current Report Dated May 19, 1999


                          Elite Information Group, Inc.
             Unaudited Proforma Consolidated Statement of Operations
                      For the Quarter Ended March 31, 1999
                      (In thousands, except per share data)

                                                                                (a)
                                                            Historical      Adjustments       Pro Forma
                                                            ----------      -----------       ---------

Net revenue                                                  $ 12,988         $   --           $ 12,988
                                                             --------         --------         --------

Operating expenses:
  Cost of revenue                                               7,926                             7,926
  Research and development                                      1,007                             1,007
  Sales and marketing                                           2,423                             2,423
  General and administrative                                    1,374             (344)           1,030
                                                             --------         --------         --------
       Total operating expenses                                12,730             (344)          12,386
                                                             --------         --------         --------
Operating income (loss)                                           258              344              602
Gain on disposition of non-strategic business units              (295)            --               (295)
Interest income                                                   175             --                175
Interest expense                                                  (12)            --                (12)
                                                             --------         --------         --------
Income from continuing operations before income taxes             126              344              470
Income tax provision for continuing operations                    (59)            (161)            (220)
                                                             --------         --------         --------
Income from continuing operations                            $     67         $    183         $    250
                                                             ========         ========         ========

Net income per share - continuing operations:
    - Basic                                                  $   0.01                          $   0.03
    - Diluted                                                $   0.01                          $   0.03


(a) - Adjustments to reflect the sale of the Company's CRM business and elimination of certain executive, legal and headquarters costs that will not continue to be incurred by the Company upon consummation of the CRM transaction, along with estimated income tax effects. The historical data for the quarter ended March 31, 1999 reflects the CRM business as a discontinued operation.

Elite Information Group, Inc.
Form 8-K Current Report Dated May 19, 1999


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                ELITE INFORMATION GROUP, INC.

         June 2 1999                            /s/ Barry D. Emerson
         -----------                            --------------------------------
         Date                                   Chief Financial Officer




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